AMENDMENT TO AGREEMENT

This Amendment (this “Amendment”), to the Agreement (the “Agreement”) made on June 7, 2012 (“Effective Date”), by and between Ironridge Global IV, Ltd. (“Ironridge” or “Creditor”) and Skinny Nutritional Corp. (“Skinny” or the “Company”), is made on June 22, 2012 (“Amendment Date”). Ironridge and Skinny may sometimes be referred to individually as “Party” or collectively as the “Parties” throughout this Agreement.

WHEREAS, on January 25, 2012, the Company issued to Creditor an aggregate of 65,100,000 shares of its Common Stock pursuant to an Order (the “Order”) for Approval of Stipulation for Settlement of Claims (the “Stipulation”) between the Company and Creditor in settlement of $1,255,231.64 in accounts payable of the Company; and

WHEREAS, the Order was entered by the Superior Court of the State of California, County of Los Angeles, Central District (Case No. BC474492) on January 23, 2012; and

WHEREAS, the Stipulation provides that under certain circumstances, the Company shall issue to Creditor additional shares of its Common Stock, subject to a 9.99% beneficial ownership limitation as specified in the Stipulation; and

WHEREAS, pursuant to the adjustment mechanism specified in the Stipulation, on April 17, 2012, May 31, 2012, and June 8, 2012 the Company issued to Creditor an additional 46,000,000, 21,000,000 and 20,000,000 shares of Common Stock, respectively; and

WHEREAS, the Order remains in full force and effect, and the Company has no basis to contest, revoke, challenge or modify the Stipulation or Order without approval and consent from Creditor; and

WHEREAS, Creditor is under no agreement of confidentiality to Company, and may sell any or all of its shares of Company at any time; and

WHEREAS, at Company’s request Creditor agreed to enter into the Agreement on the Effective Date (as defined in the Agreement); and

WHEREAS, Creditor has at all times fully and timely complied with all of its obligations under the Stipulation, Order and Agreement; and

WHEREAS, the Agreement set forth the following three conditions precedent to the effectiveness of the Agreement, which were required to be fully and timely performed on or before the Effective Date (June 7, 2012), time being of the essence:

i.	Ironridge must have consummated the sale of a block trade of 50,000,000 shares of the common stock of the Company at a price of $.007 per share;

ii.	the Company must have caused its transfer agent to deliver to Ironridge 20,000,000 shares of common stock of the Company; and

iii.	the Company must have wire-transferred $350,000 to Ironridge; and

WHEREAS, the following thereafter occurred:

i.	on June 7, 2012, Ironridge consummated sales of three block trades aggregating 24,500,000 shares of the Company’s common stock; on June 12, 2012, Ironridge consummated the sale of one block trade of 17,500,000 shares of common stock; and on June 13, 2012, Ironridge consummated sales of four block trades aggregating 9,000,000 shares of common stock; and

ii.	on June 8, 2012, the Company caused its transfer agent to deliver to Ironridge 20,000,000 shares of the Company’s common stock; and

iii.	on June 8, 2012, the Company initiated a wire transfer of $350,000 to Ironridge, which wire transfer was received by Ironridge on June 11, 2012; and

WHEREAS, Company has failed to comply with its ongoing obligations under the Stipulation and Order to deliver shares to Creditor; and

WHEREAS, Company has requested, and subject to the full satisfaction of the conditions below, Creditor has agreed to accept late effectuation of the conditions precedent in the Agreement;

THEREFORE, IT IS STIPULATED AND AGREED among the undersigned as follows:

1.          Recitals. The recitals set forth above are incorporated herein by reference as part of this Amendment. Subject to the other provisions hereof, the Agreement is also incorporated herein by reference as part of this Amendment.

2.          Condition Precedent. Effectiveness of this Amendment is subject to full and timely satisfaction of the following express conditions precedent:

a.          Within one day of the Amendment Date, the Company shall irrevocably instruct its transfer agent to deliver to the account designated by Creditor on Exhibit A to this Agreement, an aggregate of 30,000,000 shares of Common Stock of the Company (such shares of Common Stock may be referred to elsewhere in this Amendment as the “Additional Company Shares”), pursuant to the Stipulation and Order.

b.          This Amendment shall not become effective (the date of such effectiveness is herein referred to as the “Amendment Effective Date”), unless and until the Additional Company Shares are received in Creditor’s account within one business day of the Amendment Date as confirmed by Creditor in writing or as confirmed by documentary evidence from The Depository Trust Company within three days of the Amendment Date. Creditor will promptly confirm to the Company the receipt of such shares. As of the Amendment Effective Date, if it occurs, all of the conditions precedent to the effectiveness of the Agreement and to the effectiveness of Paragraphs 3a, 3b, 3c and 3d of the Agreement shall be deemed satisfied. Unless and until this Amendment becomes effective, the Stipulation and Order shall remain valid and in full force and effect, and Company shall continue to comply with all provisions thereof.

3.          Settlement. Subject to full completion of the conditions precedent described in Paragraph 2 above, except as amended hereby, the Agreement is confirmed and ratified in all respects, and shall be and remain in full force and effect, except that the Effective Date in the Agreement shall be deemed to be the Amendment Effective Date for all purposes, including the releases in Paragraph 3b, and all references to the “Agreement” shall mean the Agreement as amended hereby. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control

4.          Integration. The Agreement as amended by this Amendment sets forth the entire understanding and Agreement between the Parties hereto and supersedes any and all prior agreements or understandings between them.

THE PARTIES HAVE READ THE FOREGOING AMENDMENT, UNDERSTAND THE MEANING OF SAME, AND FREELY, KNOWINGLY AND WITH THE ADVICE OF COUNSEL, AFTER DUE CONSIDERATION, VOLUNTARILY ENTER INTO THIS AGREEMENT.

SIGNATURE PAGES FOLLOW.

SIGNATURE PAGE TO AMENDMENT BETWEEN
IRONRIDGE GLOBAL IV, LTD. AND SKINNY NUTRITIONAL CORP.

IN WITNESS WHEREOF, the undersigned has caused its duly authorized representative to execute this Amendment as of the Amendment Date set forth above.

Ironridge Global IV, Ltd.

By: /s/ Peter Cooper

Name: Peter Cooper

Title: Director

SIGNATURE PAGE TO AMENDMENT BETWEEN
IRONRIDGE GLOBAL IV, LTD. AND SKINNY NUTRITIONAL CORP.

IN WITNESS WHEREOF, the undersigned has caused its duly authorized representative to execute this Amendment as of the Amendment Date set forth above.

Skinny Nutritional Corp.

By: /s/ Michael Salaman

Name: Michael Salaman

Title: Chief Executive Officer

EXHIBIT A

CREDITOR DELIVERY INSTRUCTIONS

Instructions for Delivery of Additional Company Shares:

DWAC Instructions: